SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 26, 2007



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On July 26, 2007, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated July 26, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  July 26, 2007


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated July 26, 2007.

Exhibit 99.1  Press Release dated July 26, 2007.

RELEASE:   NEW HARTFORD, NY, July 26, 2007
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com


                           PAR TECHNOLOGY CORPORATION

                        -REPORTS SECOND QUARTER RESULTS-

        ----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--July 26, 2007--PAR Technology Corporation (NYSE:PTC - News) today announced results for the second quarter ended June 30, 2007.

PAR reported second quarter revenues of $49.9 million, a 6% decrease from the $53.3 million reported in the same period a year ago. A net loss of $1 million was reported for the second quarter 2007, compared with net income of $2.3 million in the second quarter of 2006. Diluted loss per share was $0.07 for the second quarter of 2007, compared to diluted earnings per share of $0.16 for the second quarter of last year.

For the six months ended June 30, 2007, PAR Technology Corporation reported revenues of $97.7 million, an 8% decrease from the $106 million reported one year ago. The Company also reported a net loss of $2.3 million for the first six months of 2007 versus net income of $4.3 million reported for the first six months of 2006. Diluted loss per share was $0.16 for the first six months of 2007 compared to diluted earnings per share of $0.29 reported for the first six months of 2006.

John W. Sammon, PAR Chairman & CEO commented, "In the second quarter we continue to experience lower revenues due to ongoing software delays, both internal and by third parties. However, long-term, we are confident in our business and believe we will return to profitability when these software issues are resolved. During this time we will continue our corporate investment strategy to improve the Company's operating performance going forward as we invest in our business to expand future opportunities."

Sammon continued, "We continue to believe these strategic investments will produce value for shareholders that will outweigh the short-term impact. Our three-pronged investment plan of new hospitality software, international markets and expanding our distribution channel will allow PAR to be competitive as a market leader in hospitality technology for the foreseeable future and deliver the positive results our shareholders are expecting. "

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence software and hardware to the hospitality industry. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is a premier provider of I/T management solutions to hotel and restaurant companies, with over 45,000 installations worldwide in over 100 countries. PAR is a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

================================================================================

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (Unaudited)

                                                      June 30,    December 31,
                                                        2007         2006
                                                     ---------    -----------
Assets
Current Assets:
     Cash and cash equivalents ...................   $   3,320    $   4,273
     Accounts receivable-net .....................      39,567       46,791
     Inventories-net .............................      38,012       35,948
     Income tax refunds ..........................         357        1,103
     Deferred income taxes .......................       6,295        5,139
     Other current assets ........................       2,874        2,737
                                                     ---------    ---------
         Total current assets ....................      90,425       95,991
Property, plant and equipment - net ..............       7,277        7,535
Goodwill .........................................      26,339       25,734
Intangible assets - net ..........................      10,508       10,695
Other assets .....................................       3,370        2,841
                                                     ---------    ---------
                                                     $ 137,919    $ 142,796
                                                     =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ...........   $     542    $     240
     Borrowings under lines of credit ............       6,043        7,713
     Accounts payable ............................       9,923       12,470
     Accrued salaries and benefits ...............       7,978        8,279
     Accrued expenses ............................       2,009        1,861
     Customer deposits ...........................       3,969        3,656
     Deferred service revenue ....................      12,342       12,254
                                                     ---------    ---------
         Total current liabilities ...............      42,806       46,473
                                                     ---------    ---------
Long-term debt ...................................       7,357        7,708
                                                     ---------    ---------
Deferred income taxes ............................         499          653
                                                     ---------    ---------
Other long-term liabilities ......................       2,594        1,879
                                                     ---------    ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...............        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,017,285 and 15,980,486 shares issued;
       14,364,530 and 14,327,731outstanding ......         320          320
     Capital in excess of par value ..............      38,982       38,602
     Retained earnings ...........................      50,830       53,159
     Accumulated other comprehensive income (loss)          40         (489)
     Treasury stock, at cost, 1,652,755 shares ...      (5,509)      (5,509)
                                                     ---------    ---------
         Total shareholders' equity ..............      84,663       86,083
                                                     ---------    ---------
                                                     $ 137,919    $ 142,796
                                                     =========    =========


                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                       For the three months      For the six months
                                                           ended June 30,            ended June 30,
                                                      ----------------------    ----------------------
                                                         2007         2006        2007          2006
                                                      ---------    ---------    ---------    ---------
Net revenues:
     Product ......................................   $  18,320    $  22,710    $  35,026    $  45,730
     Service ......................................      16,100       14,886       31,629       28,631
     Contract .....................................      15,452       15,747       31,053       31,579
                                                      ---------    ---------    ---------    ---------
                                                         49,872       53,343       97,708      105,940
                                                      ---------    ---------    ---------    ---------
Costs of sales:
     Product ......................................      10,699       13,074       21,007       25,872
     Service ......................................      11,886       10,840       24,052       21,550
     Contract .....................................      14,652       14,518       29,206       29,244
                                                      ---------    ---------    ---------    ---------
                                                         37,237       38,432       74,265       76,666
                                                      ---------    ---------    ---------    ---------

           Gross margin ...........................      12,635       14,911       23,443       29,274
                                                      ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative ..........       9,186        8,194       17,895       16,269
     Research and development .....................       4,387        2,836        8,201        5,735
     Amortization of identifiable intangible assets         394          308          784          615
                                                      ---------    ---------    ---------    ---------
                                                         13,967       11,338       26,880       22,619
                                                      ---------    ---------    ---------    ---------

Operating income (loss) ...........................      (1,332)       3,573       (3,437)       6,655
Other income, net .................................         154          218          394          375
Interest expense ..................................        (237)        (167)        (459)        (252)
                                                      ---------    ---------    ---------    ---------
Income (loss) before provision for income taxes ...      (1,415)       3,624       (3,502)       6,778
Benefit (provision) for income taxes ..............         394       (1,286)       1,173       (2,428)
                                                      ---------    ---------    ---------    ---------
Net income (loss) .................................   $  (1,021)   $   2,338    $  (2,329)   $   4,350
                                                      =========    =========    =========    =========
Earnings (loss) per share
     Basic ........................................   $    (.07)   $     .16    $    (.16)   $     .31
     Diluted ......................................   $    (.07)   $     .16    $    (.16)   $     .29

Weighted average shares outstanding
     Basic ........................................      14,345       14,173       14,333       14,162
                                                      =========    =========    =========    =========
     Diluted ......................................      14,345       14,776       14,333       14,802
                                                      =========    =========    =========    =========